SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                February 7, 2005

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                                  UNIVEC, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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             Delaware                              11-3163455
   (State or other jurisdiction                   IRS Employer
         of incorporation)                    Identification Number)

                      4810 Seton Drive, Baltimore, MD 21215
                    (Address of principal executive offices)

                                 (410) 347-9959
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or Former Address, if Changed Since Last Report).

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Item 3.02       Unregistered Sales of Equity Securities

         On November 12, 2004, Univec, Inc. (the "Company") entered into a non-exclusive consulting service agreement (the "Agreement") with Emerald Asset Advisors, L.L.C. ("Emerald") a Delaware limited liability company. Emerald will render consulting advice to the Company with respect to identifying and consummating a transaction (the "Transaction") with a view toward enhancing shareholder value. The Transaction may take the form of a merger, share exchange, or other transaction approved by the Company's Board of Directors. Emerald shall also, at the Company's request, introduce the Company to potential investors for capital raising purposes. Emerald shall act as a consultant for all the matters relating to the Transaction on behalf of the Company, and furnish advice to the Company in connection with any such Transaction and general business development matters.

         In consideration for the services rendered by Emerald to the Company pursuant to the Agreement, the Company will compensate Emerald in the amount of six (6) million shares of the Company's fully diluted outstanding common stock. The shares will be registered within a reasonable time and Emerald shall be entitled to customary piggy-back and demand registration rights. Furthermore, upon the Company's pre-approval, the Company will bear the expenses in connection with the Transaction.

         In the event that Emerald is instrumental in introducing the Company to: (i) an investment bank that successfully raises capital on behalf of the Company through a debt or equity financing, than the Company shall pay to Emerald a finder's fee based on the "Lehman Formula" of the gross proceeds raised by such investment bank through such debt or equity financing; (ii) qualified individuals, including those that have previously been introduced by Emerald, than the Company shall pay to Emerald a fee equal to 10% of the gross purchase price of such securities; or (iii) a venture capital fund or other institutional investors, than the Company shall pay Emerald a finder's fee based on the "Lehman Formula."

         The foregoing is a summary of the non-exclusive consulting service agreement between Emerald and the Company and does constitute a complete recitation of the agreement.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Univec, Inc.

February 7, 2005                            By:/s/ David Dalton
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                                                   David Dalton
                                                   Chief Executive Officer